Retirement Plans (Details 1) (Pension Plans, Defined Benefit [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Funded Status of Plan
Net funded status, beginning of year	$ (383)	$ (406)
Increase in fair value of plan assets	17	63
Increase in projected benefit obligation	(77)	(40)
Net change	(60)	23
Net funded status, end of year	$ 443	$ (383)